Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

   In connection with the Annual Report of Aquacell Water, Inc. (the "Company") on Form 10-KSB for the years ended June 30, 2008, June 30, 2007 and June 30, 2006 as filed with the Securities and Exchange Commission (the "Report"), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: October 14, 2008      By: /s/ James C. Witham
                                    ----------------------------
                                    James C. Witham
                                    Principal Executive Officer


Date: October 14, 2008      By: /s/ Kevin Spence
                                    ----------------------------
                                    Kevin Spence
                                    Principal Financial Officer